REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT is dated as of January 28, 2008, by and among Movie Star, Inc., a New York corporation (the “Company”), Fursa Alternative Strategies LLC (formerly known as Mellon HBV Alternative Strategies LLC), a Delaware limited liability company, acting on behalf of itself and the Fursa Managed Accounts (as defined below) (“Fursa,” and together with the Fursa Managed Accounts and their Permitted Assignees (as defined below), the “Fursa Group”), TTG Apparel, LLC, a Delaware limited liability company (“Apparel”), and Tokarz Investments, LLC, a Delaware limited liability company (“Investments,” and together with Apparel, “TTG,” and together with their Permitted Assignees, the “TTG Group”) (the Fursa Managed Accounts and TTG are also sometimes hereafter referred to herein as an “Investor,” or collectively, as the “Investors” and the Fursa Group and the TTG Group are also sometimes hereafter referred to individually, as a “Group”).

WHEREAS, the Company has entered into that certain Merger Agreement dated as of December 18, 2006 by and among the Company and the other parties thereto (as amended, the “Merger Agreement”) providing for the merger (the “Merger”) of a wholly-owned subsidiary of the Company with FOH Holdings, Inc., a Delaware corporation;

WHEREAS, pursuant to the Merger Agreement, the Company is issuing to the stockholders of FOH Holdings, Inc., shares (the “Merger Shares”) of its common stock (the “Common Stock”);

WHEREAS, in accordance with the terms of the Merger Agreement, the Company commenced an offering of $20,000,000 of its Common Stock pursuant to a rights offering (the “Rights Offering”);

WHEREAS, in connection with the execution of the Merger Agreement, the Company and certain of the Investors entered into the Standby Purchase Agreement, dated as of December 18, 2006 (as amended, the “Standby Purchase Agreement”), pursuant to which such Investors agreed to purchase from Movie Star, Inc. upon expiration of the Rights Offering, shares of Common Stock not purchased by Movie Star, Inc.’s shareholders in the Rights Offering, up to $20,000,000 on a several but not on a joint and several basis (such shares, the “Unsubscribed Shares”), on the terms and subject to the conditions set forth in Standby Purchase Agreement (the “Standby Purchasers”);

WHEREAS, pursuant to the Standby Purchase Agreement, solely as compensation to the Standby Purchasers for their commitments under the Standby Purchase Agreement, Movie Star, Inc. has agreed to issue to the Standby Purchasers warrants (the “Guarantor Warrants”) representing the right to purchase additional shares of Common Stock (the “Warrant Shares”);

WHEREAS, pursuant to the Merger Agreement, Movie Star, Inc. will issue to certain of the Fursa Managed Accounts shares of its Series A 7.5% Convertible Preferred Stock

(the “Preferred Stock Shares”), convertible to Common Stock (such shares of Common Stock issuable upon any conversion, the “Preferred Stock Conversion Shares”); and

WHEREAS, in connection with and pursuant to the Standby Purchase Agreement, the Company has agreed with the Investors to provide certain rights as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Demand Registrations.

(a) Demand Registrations. Subject to Sections 1(c) and 1(d) below, during the Effective Period, an Initiating Holder may request in writing, with a copy of such request delivered simultaneously to the non-Initiating Holder, that the Company effect an underwritten Public Offering by filing a Registration Statement under the Securities Act (“Demand Registration”) covering the registration of at least twenty percent (20%) of the Registrable Securities (if applicable, calculated on an as converted basis) held by such Initiating Holder, the members of its Group and any other affiliates, which request will specify the intended plan and method of disposition of such shares; provided that a request for a Demand Registration shall not be effective if the Registrable Securities of the Initiating Holder and its Affiliates requested to be included in such Demand Registration do not have an aggregate market value of at least $10 million (if applicable, calculated on an as converted basis) (based upon the average daily closing price of the Common Stock (on its principal trading market), rounded to two decimal places, for the ten (10) trading days immediately preceding the date that the Initiating Holder’s request for registration is received by the Company). The making of such demand by an Initiating Holder shall be binding upon all of the holders of the Registrable Securities within the Initiating Holder’s Group with respect to the number of demand registration rights provided for in Section 1(c). After the date on which the Company receives such a request, the Company shall use reasonable best efforts (i) to file a Registration Statement under the Securities Act on the appropriate form therefor covering all of the Registrable Securities specified by the Initiating Holder within seventy-five (75) days after the date of such request; provided, however, that such seventy-five (75) day period shall be extended by the number of days having elapsed from the time the Company furnishes to the Initiating Holder a reasonably complete draft of the proposed Registration Statement to be filed, and the date on which the Initiating Holder, acting as representative of the holders of Registrable Securities within the Initiating Holder’s Group to which the proposed Registration Statement relates, notifies the Company that such draft is acceptable to such Initiating Holder insofar as the draft of the proposed Registration Statement contains information that relates to them and the intended method or methods of distribution as furnished by them to the Company and (ii) to cause such Registration Statement to be declared effective as quickly as reasonably possible after the filing referenced in clause (i) above. The Company will keep the Demand Registration current and effective for at least one hundred twenty (120) days (such 120-day period to be calculated without regard to any Deferral Period), or a shorter period during which the holders of such demand shall have sold all Registrable Securities covered by the Demand Registration.

(b) Demand Withdrawal. If an Initiating Holder makes a demand to register pursuant to Section 1(a) and later determines, prior to the Registration Statement being declared effective by the Commission, not to sell Registrable Securities pursuant to such registration, the Company shall cease all efforts to register the offer and sale of such holder’s Registrable Securities and shall take all action necessary to prevent the effectiveness for any pending registration prepared in connection with the withdrawn request, and such holder’s Demand Registration shall be reinstated as if never exercised, only if such Initiating Holder withdrawing such demand pays in full to the Company, within ten (10) days after presentation of an invoice by the Company therefor, all reasonably documented costs and expenses incurred by the Company in connection with such withdrawn demand registration, including, but not limited to, Registration Expenses, unless the withdrawal is a result of a breach by the Company of its obligations under this Agreement or action by the Company under Section 1(d).

(c) Demands. The Fursa Group on the one hand, and the TTG Group on the other, shall each as a separate Group be entitled to request two (2) Demand Registrations pursuant to Section 1(a), and the making of an appropriate Demand Registration under Section 1(a) by any one Group, subject to Section 1(b), shall be binding upon all the holders of Registrable Securities within such Group for the purpose of determining the number of Demand Registration rights provided for in this Section 1(c).

(d) Company Rights. Notwithstanding the provisions of Section 1(a), if the Company is requested to file any Demand Registration:

(i) the Company will not be required to take any action pursuant to Section 1(a):

(A) if prior to the date of such request, the Company has effected each of the Demand Registrations set forth in Section 1(c);

(B) if a Registration Statement is effective at the time such request is made and the holders of Registrable Securities were offered the opportunity to include Registrable Securities on such Registration Statement;

(ii) the Company shall have the right to defer the filing of a Registration Statement relating to a Demand Registration until the expiration of the one-hundred twenty (120)-day period (or for such longer period of time as required by the Managing Underwriter) following the effective date of any other Registration Statement pertaining to an underwritten public offering of securities for the account of the Company or for the account of selling security holders of the Company; or

(iii) the Company shall have the right to defer the filing after receipt of the Initiating Holder’s request or if a Registration Statement pertaining to any Demand Registration has already been filed, the Company may cause the Registration Statement to be withdrawn and its effectiveness to be terminated, or may postpone amending or supplementing the Registration Statement, until the

Board of Directors determines that the circumstances requiring the withdrawal or postponement no longer exist, if, in the judgment of the Company, (A) it is advisable to suspend use of the Prospectus for a period of time due to pending material corporate developments or similar material events that have not yet been publicly disclosed and as to which the Company believes public disclosure will be prejudicial to the Company or (B) the Board of Directors of the Company determines in good faith that there is a valid business purpose or reason for delaying such filing or effectiveness. The Company shall deliver a certificate in writing, signed by its Chief Executive Officer or Chief Financial Officer, to the holders of Registrable Securities, the Special Counsel and the Managing Underwriters, if any, to the effect of the foregoing and, upon receipt of such certificate, each such holder’s Selling Period will not commence until such holder’s receipt of copies of a supplemented or amended Prospectus, or until it is advised in writing by the Company that the Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus. The Company will use reasonable best efforts to ensure that the use of the Prospectus may be resumed, and the Selling Period will recommence, upon the earlier of (x) public disclosure of such pending material corporate development or similar material event or (y) a determination by the Company that, in the judgment of the Company, public disclosure of such material corporate development or similar material event would not be prejudicial to the Company. Notwithstanding the foregoing, the Company shall not under any circumstances be entitled to exercise its right under this Section 1(d)(iii) to defer the commencement of a Selling Period more than one-hundred twenty (120) days during any twelve (12)-month period.

(e) Registration Expenses. The Company will pay all lawful Registration Expenses incurred in connection with any Demand Registration that is not subsequently withdrawn under Section 1(b) (including, without limitation, the cost of one Special Counsel).

(f) Demand Effectiveness. A Demand Registration shall not count as such until a Registration Statement becomes effective; provided, however, that if, after it has become effective, the offering pursuant to the Registration Statement is interfered with by any stop order injunction or other order or requirement of the Commission or any other governmental authority, such registration shall be deemed not to have been effected unless such stop order, injunction or other order shall subsequently have been vacated or otherwise removed within sixty (60) days of the imposition thereof.

(g) Registration Statement Form. Demand Registrations shall be on such appropriate registration form promulgated by the Commission as shall be selected by the Company, and shall be reasonably acceptable to the holders of a majority of the Registrable Securities to which such registration relates, and shall permit the disposition of such Registrable Securities in accordance with the intended method or methods specified in their request for such registration. Anything to the contrary notwithstanding provided in Section 1(a), the time within which a Demand Registration Statement is otherwise to be filed following receipt of a demand by the Initiating Holder shall be extended by the number of days having elapsed from the time the Company furnishes to the Initiating Holder a reasonably complete draft of the proposed Registration Statement to be filed, and the date on which the Initiating Holder, acting as representative of the holders of Registrable Securities within the Initiating Holder’s Group to which the proposed Registration Statement relates notifies the Company that such draft is acceptable to such Initiating Holder insofar as the draft of the proposed Registration Statement contains information that relates to them and the intended method or methods of distribution as furnished by them to the Company.

(h) Priority in Cutback Registrations. If a Demand Registration becomes a Cutback Registration, the Company will include in any such registration to the extent of the number which the Managing Underwriter advises the Company can be sold in such offering (i) first, Registrable Securities requested to be included in such registration by the Initiating Holder, pro rata on the basis of the number of Registrable Securities requested to be included by the Initiating Holder for the accounts of the holders of Registrable Securities included in such Initiating Holder’s Group, and (ii) second, other Registrable Securities requested to be included in such registration by the other Requesting Holders, pro rata on the basis of the number of Registrable Securities requested as to be included by such holders, and (iii) third, other securities of the Company proposed to be included in such registration, allocated among the holders thereof in accordance with the priorities then existing among the Company and the holders of such other securities; and any securities so excluded shall be withdrawn from and shall not be included in such Demand Registration.

2. Preemption of Demand.

Notwithstanding anything to the contrary contained herein, at any time within twenty (20) days after receiving a written request for a Demand Registration, the Company may elect to effect an underwritten primary registration in lieu of the requested registration if the Company’s Board of Directors believes that such primary registration would be in the best interests of the Company or if the Managing Underwriter for the requested registration advises the Company in writing that in its opinion, in order to sell the Registrable Securities to be sold, the Company should include its own securities. If the Company so elects to effect a primary registration, the Company shall give prompt written notice to all holders of Registrable Securities of its intention to effect such a registration and shall afford the holders of the Registrable Securities rights contained in Section 3 with respect to Piggyback Registrations. In the event that the Company so elects to effect a primary registration after receiving a request for a requested registration, the requests for such a registration shall be deemed to have been withdrawn and such primary registration shall not be deemed to be an Effective Registration.

3. Piggyback Registrations.

(a) Right to Include Registrable Securities. Notwithstanding any limitation contained in Section 1(c), if the Company at any time proposes after the date hereof to effect a Piggyback Registration, including in accordance with Section 2, it will each, at such time, give prompt written notice (a “Notice of Piggyback Registration”) at least twenty (20) days prior to the anticipated filing date, to all holders of Registrable Securities of its intention to do so and of such holders’ rights under this Section 3 which Notice of Piggyback Registration shall include a description of the intended method of disposition of such securities. Upon the written request of any such holder made within fifteen (15) days after receipt of a Notice of Piggyback Registration (which request shall specify the Registrable Securities intended to be disposed of by such holder and the intended method of disposition thereof), the Company will, subject to the other provisions of this Agreement, include in the registration statement relating to such Piggyback Registration all Registrable Securities which the Company has been so requested to register, all to the extent requisite to permit the disposition of such Registrable Securities in accordance with the intended method of disposition set forth in the Notice of Piggyback Registration. Notwithstanding the foregoing, if, at any time after giving a Notice of Piggyback Registration and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each holder of Registrable Securities and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith) without prejudice, however, to the rights of any Requesting Holder entitled to do so to request that such registration be effected as a Demand Registration under Section 1(a), but subject in any case to the provisions in Section 1(d) and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities for the same period as the delay in registering such other securities. No registration effected under this Section 3 shall relieve the Company of its obligations to effect a registration under Section 1(a).

(b) Registration Expenses. All Registration Expenses incurred in connection with any Piggyback Registration shall be allocated among all Persons (including the Company if it sells shares) on whose behalf securities of the Company are included in such registration, pro rata on the basis of the respective amounts of the securities then being registered on their behalf, provided, however, that the Company shall pay all lawful Registration Expenses (except for those expenses required to be paid pro rata by a Holder pursuant to the Securities Act and the Exchange Act and the rules and regulations of the Commission thereunder) incurred in connection with any registration that was originally commenced as a Demand Registration but was not effected as a Demand Registration because of an election by the Company in accordance with Section 2.

(c) Priority in Cutback Registrations. If a Piggyback Registration becomes a Cutback Registration, the Company will include in such registration to the extent of the amount of the securities which the Managing Underwriter advises the Company can be sold in such offering:

(i) if such registration as initially proposed by the Company was solely a primary registration of its securities, (A) first, the securities proposed by the Company to be sold for its own account, (B) second, any Registrable Securities requested to be included in such registration by Requesting Holders, pro rata on the basis of the number of Registrable Securities requested to be included by such holders, and (C) third, any other securities of the Company proposed to be included in such registration, allocated among the holders thereof in accordance with the priorities then existing among the Company and such holders pro rata; and

(ii) if such registration as initially proposed by the Company was in whole or in part requested by holders of securities of the Company, other than holders of Registrable Securities in their capacities as such, pursuant to demand registration rights, (A) first, such securities held by the holders initiating such registration and, if applicable, any securities proposed by the Company to be sold for its own account, allocated in accordance with the priorities then existing among the Company and such holders, (B) second, any Registrable Securities requested to be included in such registration by Requesting Holders, pro rata on the basis of the number of Registrable Securities requested to be included by such holders, and (C) third, any other securities of the Company proposed to be included in such registration, allocated among the holders thereof in accordance with the priorities then existing among the Company and the holders of such other securities;

and any securities so excluded shall be withdrawn from and shall not be included in such Piggyback Registration.

4. Demand Registration and Piggyback Registration Procedures. If and whenever the Company is required to effect the registration of any Registrable Securities under the Securities Act pursuant to Section 1(a) and Section 3(a) of this Agreement, the Company will use its reasonable best efforts to effect the registration of such Registrable Securities. Without limiting the foregoing, the Company in each such case will, as expeditiously as possible, use its reasonable best efforts:

(a) to prepare and file with the Commission (in the case of a Demand Registration, not later than seventy-five (75) days after the Company’s receipt of the request therefor from the Initiating Holder or as soon thereafter as possible) the requisite registration statement to effect such registration and to cause such registration statement to become effective; provided that as far in advance as practical before filing such registration statement or any amendment thereto, the Company will furnish to the Requesting Holders copies of reasonably complete drafts of all such documents proposed to be filed (including exhibits), and any such holder shall have the opportunity to object to any information pertaining solely to such holder that is contained therein, and the Company will make the corrections reasonably requested by such holder with respect to such information prior to filing any such registration statement or amendment;

(b) prepare and file with the Commission such amendments and supplements to such registration statement and any prospectus used in connection therewith as may be necessary to maintain the effectiveness of such registration statement during the period of time during which such registration statement is to remain effective as provided in this Agreement and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement, in accordance with the intended methods of disposition thereof, until the earlier of (i) such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement and (ii) ninety (90) days after such registration statement becomes effective;

(c) promptly notify each Requesting Holder and the underwriter or underwriters, if any:

(i) when such registration statement or any prospectus used in connection therewith, or any amendment or supplement thereto, has been filed and, with respect to such registration statement or any post-effective amendment thereto, when the same has become effective;

(ii) of any written comments from the Commission with respect to any filing referred to in clause (i) and of any written request by the Commission for amendments or supplements to such registration statement or prospectus;

(iii) of the notification to the Company by the Commission of its initiation of any proceeding with respect to the issuance by the Commission of, or of the issuance by the Commission of, any stop order suspending the effectiveness of such registration statement; and

(iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the applicable securities or blue sky laws of any jurisdiction;

(d) furnish to each seller of Registrable Securities covered by such registration statement such number of conformed copies of such registration statement and of each amendment and supplement thereto (in each case including all exhibits and documents incorporated by reference), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 promulgated under the Securities Act relating to such holder’s Registrable Securities, and such other documents, as such seller may reasonably request to facilitate the disposition of its Registrable Securities;

(e) to register or qualify all Registrable Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as each holder thereof shall reasonably request, to keep such registration or qualification in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or advisable to enable such holder to consummate the disposition in such jurisdictions of the Registrable Securities owned by such holder, except that the Company shall not for any such purpose be required (i) to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this paragraph (e) be obligated to be so qualified, (ii) to subject itself to taxation in any such jurisdiction or (iii) to consent to general service of process in any jurisdiction;

(f) use its reasonable best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable each holder thereof to consummate the disposition of such Registrable Securities;

(g) only with respect to underwritten Public Offerings, furnish to each Requesting Holder a signed counterpart, addressed to such holder and the underwriters of:

(i) an opinion of counsel for the Company, dated the date of any closing under the underwriting agreement, in form and substance as provided below, and

(ii) if received by the Company, a “comfort” letter, dated the date of any closing under the underwriting agreement, signed by the independent public accountants who have issued an opinion with respect to the Company’s financial statements included in such registration statement, in each case covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants’ letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer’s counsel and in accountants’ letters delivered to the underwriters in underwritten Public Offerings of securities; provided, however, (x) the opinion of counsel to the Company to be delivered to the Initiating Holder shall be limited as to subject matter, form and scope to:

(A) a negative assurance opinion that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the independent public or certified public accountants for the Company and with representatives of the underwriters, if any, at which the contents of the registration statement were discussed and, although such counsel will neither pass upon nor assume any responsibility for, the accuracy, completeness or fairness of the statements contained or incorporated by reference in the registration statement or the prospectus, and any supplements or amendments thereto, and have not made any independent check or verification thereof, during the course of such participation nothing has come to such counsel’s attention which would lead them to believe that either the registration, at the time the registration statement became effective or as of the date of their opinion, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, not misleading or that the prospectus, as of its issue date or as of the date of their opinion, contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel will express no belief as to the financial statements, schedules and other financial and statistical data, included or incorporated by reference in the registration statement or the prospectus or any amendments or supplements thereto);

(B) opining that the registration statement and the prospectus, and each amendment or supplement thereto (other than (i) the financial statements, notes or schedules thereto and (ii) other financial and statistical information included or incorporated by reference in the registrations statement or the prospectus or omitted therefrom) as of their respective effective or issue dates, appeared on their face to comply as to form in all material respects with the requirements for registration statements on the Form under which the registration statement was filed under the Securities Act and the Exchange Act and the rules and regulations of the Commission thereunder; and

(C) opining that the registration statement has been declared effective by the Commission under the Securities Act and to the knowledge of such counsel, no stop order suspending the effectiveness of the registration statement has been issued under the Securities Act and no proceedings for such purpose have been instituted or are pending or are contemplated or threatened by the Commission, and all other matters pertaining to the Company and the registration statement as customarily covered in opinions of issuer’s counsel shall be the subject of a separate opinion of the counsel to the Company.

(h) notify, in writing, each holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which any prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (which notice shall include a certificate of the Chief Executive Officer or President of the Company as to the nature of such event), and at the request of any such holder promptly prepare and furnish to such holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(i) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make available to its securityholders, if required, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months, but not more than eighteen (18) months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder;

(j) make available for inspection by any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such underwriter (collectively, the “Inspectors”), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the “Records”) as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such Inspector in connection with such registration statement. Records which the Company determines, in good faith, to be confidential, shall be made available to the Inspectors upon their prior execution and delivery to the Company of a customary confidentiality agreement;

(k) provide a transfer agent and registrar for all Registrable Securities covered by such registration statement not later than the effective date of such registration statement; and

(l) use its reasonable best efforts to cause all Registrable Securities covered by such registration statement to be listed, upon official notice of issuance, on any securities exchange on which any of the securities of the same class as the Registrable Securities are then listed.

The Company may require each holder of Registrable Securities as to which any registration is being effected to, and each such holder, as a condition to including Registrable Securities in such registration, shall, furnish the Company with such information and affidavits regarding such holder and the distribution of such securities as the Company may from time to time reasonably request in writing in connection with such registration. Any delay in providing such requested information shall toll the time periods provided for in this Agreement for the filing of any registration statement provided for in this Agreement.

Each holder of Registrable Securities agrees by acquisition of such Registrable Securities that upon receipt of any notice from the Company of the happening of any event of the kind described in paragraph (h) of this Section, such holder will forthwith discontinue such holder’s disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such holder’s receipt of the copies of the supplemented or amended prospectus contemplated by paragraph (h) of this Section and, if so directed by the Company, will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies, then in such holder’s possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the period referred to in paragraph (b) of this Section shall be extended by a number of days equal to the number of days during the period from and including the giving of notice pursuant to paragraph (h) of this Section and to and including the date when each holder of any Registrable Securities covered by such registration statement shall receive the copies of the supplemented or amended prospectus contemplated by paragraph (h) of this Section.

5. Underwritten Offerings.

(a) Underwritten Requested Offerings. In the case of any underwritten Public Offering being effected pursuant to a Demand Registration, subject to Section 1(c), the Managing Underwriter and any other underwriter or underwriters with respect to such offering shall be selected by the Company with the consent of the Initiating Holder, which consent shall not be unreasonably withheld. The Company shall not be required to consult with the holders of Registrable Securities with respect to an underwritten primary public offering of any securities of the Company. The Company shall enter into an underwriting agreement in customary form with such underwriter or underwriters, which shall include, among other provisions, indemnities and reciprocal indemnities to the effect and to the extent provided in Section 7. The holders of Registrable Securities to be distributed by such underwriters shall be parties to such underwriting agreement. No holder of Registrable Securities shall be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such holder and its ownership of the securities being registered on its behalf and such holder’s intended method of distribution and any other representation required by law. No Requesting Holder may participate in such underwritten offering unless such holder agrees to sell its Registrable Securities on the basis provided in such underwriting agreement and completes and executes all questionnaires, powers of attorney, indemnities and other documents reasonably required under the terms of such underwriting agreement. If any Requesting Holder disapproves of the terms of an underwriting, such holder may elect to withdraw therefrom and from such registration by notice to the Company and the Managing Underwriter, and each of the remaining Requesting Holders shall be entitled to increase the number of Registrable Securities being registered to the extent of the Registrable Securities so withdrawn in the proportion which the number of Registrable Securities being registered by such remaining Requesting Holder bears to the total number of Registrable Securities being registered by all such remaining Requesting Holders.

(b) Underwritten Piggyback Offerings. If the Company at any time proposes to register any of its securities in a Piggyback Registration and such securities are to be distributed by or through one or more underwriters, the Company will, subject to the provisions of Section 1(h) and Section 3(c), use its reasonable best efforts, if requested by any holder of Registrable Securities, to arrange for such underwriters to include the Registrable Securities to be offered and sold by such holder among the securities to be distributed by such underwriters, and such holders shall be obligated to sell their Registrable Securities in such Piggyback Registration through such underwriters on the same terms and conditions as apply to the other Company securities to be sold by such underwriters in connection with such Piggyback Registration. The holders of Registrable Securities to be distributed by such underwriters shall be parties to the underwriting agreement between the Company and such underwriter or underwriters. No holder of Registrable Securities shall be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such holder and its ownership of the securities being registered on its behalf and such holder’s intended method of distribution and any other representation required by law. No Requesting Holder may participate in such underwritten offering unless such holder agrees to sell its Registrable Securities on the basis provided in such underwriting agreement and completes and executes all questionnaires, powers of attorney, indemnities and other documents reasonably required under the terms of such underwriting agreement. If any Requesting Holder disapproves of the terms of an underwriting, such holder may elect to withdraw therefrom and from such registration by notice to the Company and the Managing Underwriter, and each of the remaining Requesting Holders shall be entitled to increase the number of Registrable Securities being registered to the extent of the Registrable Securities so withdrawn in the proportion which the number of Registrable Securities being registered by such remaining Requesting Holder bears to the total number of Registrable Securities being registered by all such remaining Requesting Holders.

6. Holdback Agreement.

(a) By the Holders of Registrable Securities. If and to the extent requested by the Managing Underwriter (or, in the case of a non-underwritten Public Offering, the Company), each holder of Registrable Securities, by acquisition of such Registrable Securities, agrees, to the extent permitted by law, not to effect any public sale or distribution (including a sale under Rule 144) of such securities, or any securities convertible into or exchangeable or exercisable for such securities, during the thirty (30) days prior to and up to one-hundred twenty (120) days after the effective date of any registration statement filed by the Company in connection with a Public Offering (or for such longer period of time as required by the Managing Underwriter (or, in the case of a non-underwritten Public Offering, the Company), except as part of such registration statement, whether or not such holder participates in such registration.

(b) By the Company and Other Securityholders. If and to the extent requested by the Managing Underwriter, the Company agrees not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the thirty (30) days prior to and the one-hundred twenty (120) days after the effective date of the registration statement filed in connection with an underwritten offering made pursuant to a Demand Registration (or for such longer period of time as is sufficient and appropriate, in the opinion of the Managing Underwriter, in order to complete the sale and distribution of the securities included in such registration), except as part of such underwritten registration and except pursuant to registrations on Form S-4 or Form S-8 promulgated by the Commission or any successor or similar forms thereto.

(c) Exception. The foregoing provisions shall not apply to any holder of securities of the Company to the extent such holder is prohibited by applicable law from agreeing to withhold from sale.

7. Indemnification.

(a) Indemnification by the Company. The Company shall, to the full extent permitted by law, indemnify and hold harmless each seller of Registrable Securities included in any registration statement filed in connection with a Demand Registration or a Piggyback Registration, its directors and officers, and each other Person, if any, who controls any such seller within the meaning of the Securities Act, against any losses, claims, damages, expenses or liabilities, joint or several (together, “Losses”), to which such seller or any such director or officer or controlling Person may become subject under the Securities Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading, and the Company will reimburse such seller and each such director, officer and controlling Person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such Loss (or action or proceeding in respect thereof); provided that the Company shall not be liable in any such case to the extent that any such Loss (or action or proceeding in respect thereof) arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in any such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such seller specifically stating that it is for use in the preparation thereof or (ii) such seller’s failure to send or give a copy of the final prospectus to the Persons asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such seller or any such director, officer or controlling Person, and shall survive the transfer of such securities by such seller. The Company shall also indemnify each other Person who participates (including as an underwriter) in the offering or sale of Registrable Securities, their officers and directors and each other Person, if any, who controls any such participating Person within the meaning of the Securities Act to the same extent as provided above with respect to sellers of Registrable Securities.

(b) Indemnification by the Sellers. Each holder of Registrable Securities which are included or are to be included in any registration statement filed in connection with a Demand Registration or a Piggyback Registration, as a condition to including Registrable Securities in such registration statement, shall, to the full extent permitted by law, indemnify and hold harmless the Company, its directors and officers, and each other Person, if any, who controls the Company within the meaning of the Securities Act, against any Losses to which the Company or any such director or officer or controlling Person may become subject under the Securities Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading, if such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such seller specifically stating that it is for use in the preparation thereof; provided, however, that the obligation to provide indemnification pursuant to this Section 7(b) shall be several, and not joint and several, among such Indemnifying Parties on the basis of the number of Registrable Securities included in such registration statement and the aggregate amount which may be recovered from any holder of Registrable Securities pursuant to the indemnification provided for in this Section 7(b) in connection with any registration and sale of Registrable Securities shall be limited to the total proceeds received by such holder from the sale of such Registrable Securities. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling Person and shall survive the transfer of such securities by such seller. Such holders shall also indemnify each other Person who participates (including as an underwriter) in the offering or sale of Registrable Securities, their officers and directors and each other Person, if any, who controls any such participating Person within the meaning of the Securities Act to the same extent as provided above with respect to the Company.

(c) Notices of Claims, etc. Promptly after receipt by an Indemnified Party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding paragraph (a) or (b) of this Section 7, such Indemnified Party will, if a claim in respect thereof is to be made against an Indemnifying Party pursuant to such paragraphs, give written notice to the latter of the commencement of such action; provided, however, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under the preceding paragraphs of this Section 7, except to the extent that the Indemnifying Party is actually prejudiced by such failure to give notice. In case any such action is brought against an Indemnified Party, the Indemnifying Party shall be entitled to participate in and, unless, in the reasonable judgment of any Indemnified Party, a conflict of interest between such Indemnified Party and any Indemnifying Party exists with respect to such claim, to assume the defense thereof, jointly with any other Indemnifying Party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such Indemnified Party, and after notice from the Indemnifying Party to such Indemnified Party of its election so to assume the defense thereof, the Indemnifying Party shall not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Indemnified Party may participate in such defense at the Indemnified Party’s expense; and provided, further, that the Indemnified Party or Indemnified Parties shall have the right to employ one counsel to represent it or them if, in the reasonable judgment of the Indemnified Party or Indemnified Parties, it is advisable for it or them to be represented by separate counsel by reason of having legal defenses which are different from or in addition to those available to the Indemnifying Party, and in that event the reasonable fees and expenses of such one counsel shall be paid by the Indemnifying Party. If the Indemnifying Party is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one counsel for the Indemnified Parties with respect to such claim, unless in the reasonable judgment of any Indemnified Party a conflict of interest may exist between such Indemnified Party and any other Indemnified Parties with respect to such claim, in which event the Indemnifying Party shall be obligated to pay the fees and expenses of such additional counsel for the Indemnified Parties or counsels. No Indemnifying Party shall consent to entry of any judgment or enter into any settlement without the consent of the Indemnified Party which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. No Indemnifying Party shall be subject to any liability for any settlement made without its consent, which consent shall not be unreasonably withheld.

(d) Contribution. If the indemnity and reimbursement obligation provided for in any paragraph of this Section 7 is unavailable or insufficient to hold harmless an Indemnified Party in respect of any Losses (or actions or proceedings in respect thereof) referred to therein, then the Indemnifying Party shall contribute to the amount paid or payable by the Indemnified Party as a result of such Losses (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and the Indemnified Party on the other hand in connection with statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or the Indemnified Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this paragraph were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the first sentence of this paragraph. The amount paid by an Indemnified Party as a result of the Losses referred to in the first sentence of this paragraph shall be deemed to include any legal and other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any Loss which is the subject of this paragraph.

No Indemnified Party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from the Indemnifying Party if the Indemnifying Party was not guilty of such fraudulent misrepresentation.

(e) Other Indemnification. Indemnification similar to that specified in the preceding paragraphs of this Section 7 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any federal or state law or regulation of any governmental authority other than the Securities Act. The provisions of this Section 7 shall be in addition to any other rights to indemnification or contribution which an Indemnified Party may have pursuant to law, equity, contract or otherwise.

(f) Indemnification Payments. The indemnification required by this Section 7 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Losses are incurred; provided that the Indemnified Party executes an agreement in form reasonably satisfactory to the Company to repay all such advances upon a finding that the Company was not liable therefor by reason of the provisions contained in Section 7(a) hereof.

8. Covenants Relating to Rule 144. The Company will file reports in compliance with the Exchange Act, will comply with all rules and regulations of the Commission applicable in connection with the use of Rule 144 and take such other actions and furnish such holder with such other information as such holder may request in order to avail itself of such rule or any other rule or regulation of the Commission allowing such holder to sell any Registrable Securities without registration. If at any time the Company is not required to file reports in compliance with either Section 13 or Section 15(d) of the Exchange Act, the Company at its expense will, forthwith upon the written request of the holder of any Registrable Securities, make available adequate current public information with respect to the Company within the meaning of paragraph (c)(2) of Rule 144.

9. Other Registration Rights.

(a) No Existing Agreements. The Company represents and warrants to the Investor that, except as set forth in the Parent Disclosure Schedule delivered by the Company under the Merger Agreement, there is not in effect on the date hereof any agreement by the Company (other than this Agreement) pursuant to which any holders of Common Stock have a right to cause the Company to register or qualify such securities under the Securities Act or any securities or blue sky laws of any jurisdiction.

(b) Future Agreements. From and after the date hereof and until there are no longer any Registrable Securities outstanding or they have otherwise ceased to be Registrable Securities, the Company will not enter into any registration rights or similar agreements, contracts or understandings which materially adversely affect the Investors’ rights under this Agreement.

10. Definitions.

(a) Except as otherwise specifically indicated, the following terms will have the following meanings for all purposes of this Agreement:

“Agreement” means this Registration Rights Agreement, as the same shall be amended from time to time.

“Business Day” means a day other than Saturday, Sunday or any other day on which banks located in the State of New York are authorized or obligated to close.

“Commission” means the United States Securities and Exchange Commission, or any successor governmental agency or authority.

“Common Stock” means shares of Common Stock, par value $0.01 per share, of the Company, as constituted on the date hereof, and any stock into which such Common Stock shall have been changed or any stock resulting from any reclassification of such Common Stock.

“Company” has the meaning ascribed to it in the preamble.

“Cutback Registration” means any Demand Registration to be effected as an underwritten Public Offering in which the Managing Underwriter with respect thereto advises the Company and the Initiating Holder in writing that, in its opinion, the number of securities requested to be included in such registration (including securities of the Company which are not Registrable Securities) exceed the number which can be sold in such offering without a material reduction in the selling price anticipated to be received for the securities to be sold in such Public Offering.

“Deferral Period” means the period during which the Company has elected to postpone the sale or other transfer of Registrable Securities by the holders thereof pursuant to the applicable terms of Section 1(d) of this Agreement or any other period during which a stop order or other order suspending the effectiveness of a Registration Statement is in effect.

“Demand Registration” means any registration of Registrable Securities under the Securities Act effected in accordance with Section 1(a), and further includes a Cutback Registration.

“Effective Period” means the period commencing on the eighteen (18) month anniversary of the closing under the Standby Purchase Agreement and ending the earlier of the date that all of the Registrable Securities shall have ceased to be Registrable Securities.

“Effective Registration” means, subject to the last sentence of Section 2, a Demand Registration which (i) has been declared or ordered effective in accordance with the rules of the Commission, and (ii) has been kept effective for the period of time contemplated by Section 4(b).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Fursa” has the meaning ascribed to it in the recitals.

“Fursa Group” has the meaning ascribed to it in the recitals.

“Fursa Managed Accounts” shall mean certain funds and accounts affiliated with, managed by, or over which Fursa or any of its Affiliates exercises investment authority, including, without limitation, with respect to voting and dispositive rights, set forth on Schedule 1 or such funds and accounts to whom proper assignments have been made pursuant to Section 11(g) herein.

“Group” has the meaning ascribed to it in the recitals.

“Guarantor Warrants” has the meaning ascribed to it in the recitals.

“Indemnified Party” means a party entitled to indemnity in accordance with Section 7.

“Indemnifying Party” means a party obligated to provide indemnity in accordance with Section 7.

“Initiating Holder” means either Fursa, as representative of the Fursa Group, or TTG, as representative of the TTG Group, making a Demand Registration pursuant to Section 1(a) for the registration of Registrable Securities.

“Inspectors” has the meaning ascribed to it in Section 4(j).

“Investments” has the meaning ascribed to it in the recitals.

“Investors” has the meaning ascribed to it in the recitals.

“Losses” has the meaning ascribed to it in Section 7(a).

“Managing Underwriter” means, with respect to any Public Offering, the underwriter or underwriters managing such Public Offering.

“Merger” has the meaning ascribed to it in the recitals.

“Merger Agreement” has the meaning ascribed to it in the recitals.

“NASD” means the National Association of Securities Dealers.

“Notice of Piggyback Registration” has the meaning ascribed to it in Section 3(a).

“Parent Disclosure Schedule” has the meaning ascribed to it in the Merger Agreement.

“Permitted Assignee” has the meaning ascribed to it in Section 11(g).

“Person” means any natural person, corporation, general partnership, limited partnership, proprietorship, other business organization, trust, union or association.

“Piggyback Registration” means any registration of equity securities of the Company under the Securities Act (other than a registration in respect of a dividend reinvestment or similar plan for stockholders of the Company or on Form S-4 or Form S-8 promulgated by the Commission, or any successor or similar forms thereto or relating to a transaction under Rule 145 under the Securities Act), whether for sale for the account of the Company or for the account of any holder of securities of the Company (other than Registrable Securities) on a form that would permit the registration of Registrable Securities for the sale to the public under the Securities Act, under the circumstances described in Section 2.

“Preferred Stock Conversion Shares” means shares of Common Stock issuable upon conversion of the Preferred Stock.

“Preferred Stock Shares” means shares of Series A 7.5% Convertible Preferred Stock, par value $0.01 per share, of the Company issued to Fursa pursuant to the Merger Agreement.

“Public Offering” means any offering of Common Stock to the public, either on behalf of the Company or any of its securityholders, pursuant to an effective registration statement under the Securities Act.

“Records” has the meaning ascribed to it in Section 4(j).

“Registrable Securities” means (i) any Merger Shares issued by the Company to the Investors, (ii) any Unsubscribed Shares issued by the Company to the Investors, (iii) any Warrant Shares issued upon exercise of the Guarantor Warrants, (iv) any Preferred Stock Conversion Shares issued upon conversion of the Preferred Stock and (v) any additional shares of Common Stock issued or distributed by way of a dividend, stock split or other distribution in respect of shares of Common Stock issued by the Company to the Investors in respect of the Merger Shares, the Unsubscribed Shares, the Warrant Shares, the Preferred Stock Shares and the Preferred Stock Conversion Shares. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities upon the earliest to occur of (A) the date on which a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (B) the date on which such securities may be sold pursuant to Rule 144 under the Securities Act during any three-month period, (C) the date on which such securities may be sold pursuant to Rule 144(k) under the Securities Act, (D) the date on which such securities are transferred to or become owned by a Person who is not an Investor or a Permitted Assignee, (E) the 10th year anniversary following the date hereof, or (F) the date on which such securities shall have ceased to be outstanding.

“Registration Expenses” means all expenses of the Company incident to the Company’s performance of or compliance with its obligations under this Agreement to effect the registration of Registrable Securities in a Demand Registration or a Piggyback Registration, including, without limitation, any and all registration, filing, securities exchange listing and NASD fees, all registration, filing, qualification and other fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of “cold comfort” letters required by or incident to such performance and compliance, subject to Section 1(b), the reasonable fees and disbursements of a single counsel retained by the holders of a majority of the Registrable Securities being registered, and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding underwriting discounts and commissions, and transfer taxes, if any, in respect of Registrable Securities, which shall be payable by each holder thereof, provided, however, that, in any case where Registration Expenses are not to be borne by the Company, such expenses shall not include salaries of Company personnel or general overhead expenses of the Company, auditing fees, premiums or other expenses relating to liability insurance required by underwriters of the Company or other expenses for the preparation of financial statements or other data normally prepared by the Company in the ordinary course of its business or which the Company would have incurred in any event.

“Requesting Holders” means, with respect to any Demand Registration or Piggyback Registration, the holders of Registrable Securities requesting to have Registrable Securities included in such registration in accordance with this Agreement.

“Rights” has the meaning ascribed to it in the recitals.

“Rights Offering” as the meaning ascribed to it in the recitals.

“Rights Shares” has the meaning ascribed to it in the recitals.

“Rule 144” means Rule 144 promulgated by the Commission under the Securities Act, and any successor provision thereto.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Selling Period” means the period during which a holder of Registrable Securities shall be entitled to sell its Rights Shares pursuant to a Prospectus under applicable provision of Section 1.

“Shareholders Agreement” has the meaning ascribed to it in the Merger Agreement.

“Special Counsel” means any law firm retained from time to time by an Initiating Holder, as shall be specified by such Initiating Holder to the Company and to whom the Company has no reasonable objection; provided that at no time shall there be more than one Special Counsel the fees and expenses of which will be paid by the Company pursuant to this Agreement, subject to the provisions of Section 1(b) in which case the Company shall have no obligation or responsibility for such fees.

“Standby Purchase Agreement” has the meaning ascribed to it in the recitals.

“TTG Group” has the meaning ascribed to it in the recitals.

“Unsubscribed Shares” has the meaning ascribed to it in the recitals.

“Warrant Shares” has the meaning ascribed to it in the recitals.

(b) Unless the context of this Agreement otherwise requires, (i) words of any gender include each other gender, (ii) words using the singular or plural number also include the plural or singular number, respectively, (iii) the terms “hereof,” “herein,” “hereby” and derivative or similar words refer to this entire Agreement; and (iv) the term “Section” refers to the specified Section of this Agreement. Whenever this Agreement refers to a number of days, such number shall refer to calendar days unless Business Days are specified.

11. Miscellaneous.

(a) Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and shall be deemed duly given (i) upon delivery if hand delivered at the address designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received), (ii) on the fifth business day after deposit into the mail, if deposited in the mail, registered or certified, return receipt requested, postage prepaid, addressed to the address designated below, (iii) upon delivery if delivered by reputable express courier service to the address designated below, or (iv) upon confirmation of transmission if transmitted by facsimile to the facsimile number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received). The addresses and facsimile numbers for such communications shall be:

If to Fursa or any Fursa Managed Account, at:

Fursa Alternative Strategies LLC
444 Merrick Road, Suite 104
Lynbrook, NY 11563
Attention:	Patrick Brennan
Facsimile:	(646) 205-6201

with a copy (which shall not constitute notice) to:

Fursa Alternative Strategies LLC
444 Merrick Road, Suite 104
Lynbrook, NY 11563
Attention:	Guy Molinari
Facsimile:	(646) 205-6201

If to the Company, at:

Movie Star, Inc.
1115 Broadway
New York, NY 10010
Attention:	Melvin Knigin
Facsimile:	(212) 213-4925

with a copy (which shall not constitute notice) to:

Cooley Godward Kronish LLP
1114 Avenue of the Americas
New York, NY 10036
Attention:	Scott L. Kaufman
Facsimile:	(212) 401-4772

and a copy (which shall not constitute notice) to:

Graubard Miller
405 Lexington Avenue, 19th Floor
New York, NY 10174
Attention:	Marci J. Frankenthaler
Facsimile:	(888) 225-4764

If to TTG, at:

Tokarz Investments, LLC
287 Bowman Avenue
Purchase, NY 10577
Attention:	Michael Tokarz
Facsimile:	(914) 251-1816

with a copy (which shall not constitute notice) to:

Wildman, Harrold, Allen & Dixon LLP
225 W. Wacker Drive, Suite 3000
Chicago, IL 60606
Attention:	John L. Eisel
Facsimile:	(312) 201-2555

With respect to any other holder of Registrable Securities, such notices, requests and other communications shall be sent to the addresses set forth in the stock transfer records regularly maintained by the Company. Either party hereto may from time to time change its address or facsimile number for notices under this Section 11(a) by giving at least ten (10) days’ prior written notice of such changed address or facsimile number to the other party hereto.

(b) Entire Agreement. This Agreement supersedes all prior discussions and agreements between the parties with respect to the subject matter hereof, and contains the sole and entire agreement between the parties hereto with respect to the subject matter hereof.

(c) Amendment. This Agreement may be amended, supplemented or modified only by a written instrument (which may be executed in any number of counterparts) duly executed by or on behalf of each of the Company and Persons owning fifty-one percent (51%) or more of the Registrable Securities.

(d) Waiver. Subject to paragraph (e) of this Section, any term or condition of this Agreement may be waived at any time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition. No waiver by any party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same term or condition of this Agreement on any future occasion.

(e) Consents and Waivers by Holders of Registrable Securities. Any consent of the holders of Registrable Securities pursuant to this Agreement, and any waiver by such holders of any provision of this Agreement, shall be in writing (which may be executed in any number of counterparts) and may be given or taken by Fursa and TTG as representatives of the Fursa Group and the TTG Group, respectively, and any such consent or waiver so given or taken will be binding on all the holders of Registrable Securities.

(f) No Third Party Beneficiary. The terms and provisions of this Agreement are intended solely for the benefit of each party hereto, their respective successors or permitted assigns and any other holder of Registrable Securities, and it is not the intention of the parties to confer third-party beneficiary rights upon any other Person other than any Person entitled to indemnity under Section 7.

(g) Successors and Assigns. Subject to the restrictions on transfers under the Shareholders Agreement, this Agreement shall only be assignable by an Investor to (i) a Person that acquires from such Investor in a private transfer exempt from registration under the Securities Act and other applicable securities laws, as confirmed by an opinion of counsel reasonably acceptable to the Company, Registrable Securities equal to at least five percent (5%) of the total outstanding shares of Common Stock and (ii) any Affiliate (as defined in Rule 12b-2 under the Exchange Act) of an Investor or any other Person, managed fund or managed client account over which such Investor or any of its Affiliates exercises investment authority, including, without limitation, with respect to voting and dispositive rights, in a private transaction exempt from registration under the Securities Act and other applicable securities laws, as confirmed by an opinion of counsel reasonably acceptable to Movie Star, Inc.; provided that the Demand Registration rights of the Initiating Holders can only be assigned or transferred to a wholly-owned subsidiary, Affiliate or any other Person, managed fund or managed client account over which such Investor or any of its Affiliates exercises investment authority, including, without limitation, with respect to voting and dispositive rights; and provided, further, that such transferee shall, as a condition to the effectiveness of such assignment, execute within 5 Business Days of any such transfer, a counterpart to this Agreement assuming all of the obligations of an Investor and agreeing to be treated as if an original party hereto, whereupon such transferee shall have the benefits of and shall be subject to the restrictions contained in this Agreement as if such transferee was originally included in the definition of an Investor and had originally been a party hereto (a “Permitted Assignee”). Notwithstanding the foregoing or any other provisions herein, no such assignment will relieve such Investor of its obligations hereunder. The Company may not assign any of its rights or delegate any of its duties under this Agreement without the prior written consent of Fursa and TTG as representatives of the Fursa Group and the TTG Group, respectively.

(h) Headings. The headings used in this Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof.

(i) Severability. If any provision of this Agreement or the application thereof to any person or circumstances is determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions hereof, or the application of such provision to persons or circumstances other than those as to which it has been held invalid or unenforceable, shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination, the parties shall negotiate in good faith in an effort to agree upon a suitable and equitable substitute provision to effect the original intent of the parties.

(j) Remedies; Specific Performance. Except as otherwise expressly provided for herein, no remedy conferred by any of the specific provisions of this Agreement is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise. The election of any one or more remedies by any party hereto shall not constitute a waiver by any such party of the right to pursue any other available remedies.

Damages in the event of breach of this Agreement by a party hereto or any other holder of Registrable Securities would be difficult, if not impossible, to ascertain, and it is therefore agreed that each such Person, in addition to and without limiting any other remedy or right it may have, will have the right to an injunction or other equitable relief in any court of competent jurisdiction, enjoining any such breach, and enforcing specifically the terms and provisions hereof and the Company and each holder of Registrable Securities, by its acquisition of such Registrable Securities, hereby waives any and all defenses it may have on the ground of lack of jurisdiction or competence of the court to grant such an injunction or other equitable relief. The existence of this right will not preclude any such Person (including the Company) from pursuing any other rights and remedies at law or in equity which such Person may have or to assert any defense, counter-claim, cross-claim, or third-party claim available to such person or which may be asserted by such person; provided, however, that no party hereto may recover from any other party any consequential or punitive damages by reason of the breach of this Agreement. With respect to the construction, interpretation and application of this paragraph, any period of time contained in this Agreement within which or during which the Company is to do, commence doing, complete doing or refrain from doing any act shall not be of the essence; provided, however, that the Company has acted in good faith and utilized its reasonable best efforts.

(k) Governing Law And Venue; Waiver Of Jury Trial. THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK. The parties hereto hereby irrevocably submit exclusively to the jurisdiction of the courts of the State of New York and the Federal courts of the United States of America located in the County of New York in connection with all disputes, claims or controversies arising out of or relating to this Agreement and the documents referred to in this Agreement, and in respect of the transactions contemplated hereby and thereby, and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof or of any such document, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this Agreement or any such document may not be enforced in or by such courts, and the parties hereto irrevocably agree that all claims with respect to such action or proceeding shall be heard and determined in such a New York State or Federal court. The parties hereto hereby consent to and grant any such court jurisdiction over the person of such parties for purposes of the foregoing.

EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (iv) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS PARAGRAPH 11(k).

(l) Counterparts. This Agreement may be executed in any number of counterparts (including by facsimile), each of which will be deemed an original, but all of which together will constitute one and the same instrument.

[Remainder of Page Left Intentionally Blank]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date first above written.

MOVIE STAR, INC.
By:	/s/ Melvyn Knigin
Name: Melvyn Knigin
Title: Chief Executive Officer

FURSA ALTERNATIVE STRATEGIES LLC, (on its behalf and on behalf of certain funds and managed accounts set forth on Schedule 1)
By:	/s/ Patrick Brennan
Name: Patrick Brennan
Title: Chief Administrative Officer

TTG APPAREL, LLC
By:	/s/ Michael Tokarz
Name: Michael Tokarz
Title: Manager

TOKARZ INVESTMENTS, LLC
By:	/s/ Michael Tokarz
Name: Michael Tokarz
Title: Manager

[SIGNATURE PAGE TO THE REGISTRATION RIGHTS AGREEMENT]

SCHEDULE 1

Fursa Managed Accounts

Fursa Master Global Event Driven Fund L.P. (formerly known as Mellon HBV Master Global Event Driven Fund L.P.), a limited partnership organized under the laws of the Cayman Islands

Fursa Capital Partners LP (formerly known as Mellon HBV Capital Partners LP), a Delaware limited partnership

Blackfriars Master Vehicle LLC – Series 2, a Delaware limited liability company

Fursa Master Rediscovered Opportunities Fund L.P. (formerly known as Mellon HBV Master Rediscovered Opportunities Fund L.P.), a limited partnership organized under the laws of the Cayman Islands

A-1